UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

302-774-3034

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 17, 2022, DuPont de Nemours, Inc., a Delaware corporation (the “Company” or “DuPont”) and certain of its subsidiaries entered into a Transaction Agreement (the “Transaction Agreement”) with Celanese Corporation, a Delaware corporation (“Buyer”), pursuant to which, and subject to the satisfaction of the customary closing conditions, including receipt of regulatory approvals, set forth in the Transaction Agreement, DuPont has agreed to sell to the Buyer the Company’s Engineering Polymers business line and select product lines within the Performance Resins and Advanced Solutions business lines for $11,000,000,000 in cash, subject to customary transaction adjustments in accordance with the Transaction Agreement (the “Transaction”).

On February 18, 2022, the Company issued a press release announcing the execution of the Transaction Agreement. In the same press release, the Company also announced approval of the divestiture of its Delrin® acetal business, subject to entry into a definitive agreement and satisfaction of closing conditions set forth therein. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.

By:	/s/ Michael Goss
Name: Michael G. Goss
Title: Vice President and Controller

Date: February 18, 2022